HandHeld entertainment

We make products and services for fun, easy, entertaining media on the go

Safe Harbor Statement

This presentation contains forward-looking statements. To the extent that any statements made in this release contain information that is not historical, these statements are forward-looking. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, without limitation: HandHeld Entertainment’s dependence on contract manufacturing of its products; its reliance on a single major mass-market retailer; its ability to develop and market successfully and in a timely manner new products and services; its ability to predict market demand for, and gain market acceptance of, its products and services; the impact of competitive products and services and of alternative technological advances; its ability to raise additional capital to finance its activities; its limited and unprofitable operating history; its ability to operate as a public company; its ability to reduce product return rates; the affect of inventory and price protections required by major retailers; the availability and affordability of digital media content; its ability to protect its proprietary information and to avoid infringement of others’ proprietary rights; its ability to attract and retain qualified senior management and research and development personnel; the reliability and security of its information systems and networks; and other factors described in HandHeld Entertainment’s filings with the Securities and Exchange Commission, including Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K. These forward-looking statements are made as of the date hereof. HandHeld Entertainment does not undertake any obligation to publicly update any forward-looking statements. As a result, investors should not place undue reliance on these forward-looking statements.

HandHeld entertainment

We make products and services for fun, easy, entertaining media on the go

The Content

The Player

Market Opportunity

Digital mobile content is going to be a multi-billion dollar market

Digital mobile content is going to be a multi-billion dollar market

$2.6 billion in 2009 according to In-Stat

Portable Media Players that play content is going to be a billion-dollar market

$2.0 billion in 2009 according to In-Stat

Each market’s growth is dependent on the other’s

Synergy Sells!

Management Team

Key team members created billions of dollars of shareholder value at startup consumer technology companies

- **Jeff Oscodar, President/CEO**
  - Co-Founder, InfoGear Technology Corporation
    - Acquired by Cisco for $300 million
- **Carl Page, CTO and Co-Founder**
  - Co-Founder, eGroups
    - Acquired by Yahoo! for $450 million
- **Bill Keating, Chairman**
  - Moxie Digital
    - Acquired by Paul Allen
  - WebTV
    - Acquired by Microsoft for $425 million
- **Tim Keating, COO**
  - Managing Director, Intel Capital Europe
    - Order of magnitude return on initial capital in 3 years
    - Marketing Director, Pentium III
- **Larry Gitlin, VP, Business Development**
  - VP, Business Development, Qwest
  - Director of Broadcast Technologies, Content Programming/Development at INTERVU
    - Acquired by Akamai Technologies for $3 billion
- **Bill Bush, CFO**
  - CFO, International Microcomputer Software, Inc.
  - Co-Founder, Buzzsaw.com
    - acquired by Autodesk

HANDHELD entertainment™

ZVUE Media Players

MSRP $99.95

MSRP $99.95

2.5” Screen

WMV/WMA

MSRP $109.95

MSRP $109.95

2.5” Screen

WMV/WMA

MSRP $199.95

MSRP $199.95

3.5” Screen

WMV/WMA

ZVUE MP-3 Player

MSRP $69.95

MSRP $69.95

30 Pre-Loaded Songs

To be sold in mass market retail

This player represents the first end to end collaboration between ourselves and our content and distribution partners.

Mass market retail distribution

Wal-Mart

Wal-Mart

More than 2,000 stores

18 month relationship

Only sub $100 “MP4” Player

The HandHeld media Web site

Nearly 10,000 videos under contract

Nearly 10,000 videos under contract

Anime Network

Canadian Broadcasting Company

IMG

Sony BMG

Total Vid

Many others

Plus Music access to 2m+ songs thru

Real/Rhapsody

Our Content Business model allows for consumers to choose the model which fits their consumption profile – Free, Pay per View or Subscription

Sony-BMG

Over 3,000 top videos

Over 3,000 top videos

21 Labels

Kelly Clarkson

Bruce Springsteen

Diams

John Mayer

AC/DC

Beyonce

Business Strategy

Phase 1 – Market Entry

Phase 1 – Market Entry

Synergy Sells

Complete solution jump starts both product and content businesses

Content is easier to acquire with products

Products are easier to sell as a complete solution

Phase 2 – Market Growth

Content business embraces other devices dramatically increasing adoption of content service

Phase 3 – Market Maturity

Complete solution less necessary

Company has a family of great products

BE WHERE THEY AREN’T

Financials

Stock Summary

NASDAQ Symbol: ZVUE & ZVUE

NASDAQ Symbol: ZVUE & ZVUE

Unit will separate on November 5, 2006 and trade separately under the ZVUEW symbol

As issued Shares Outstanding – 11.6 Million

Fully Diluted Shares: 14.0 million

Market Capitalization: $22.4M

Public Float: 3.2 million

Average Daily Volume (3m): 10,000

Closing Bid October 20, 2006:

Common shares: $1.60

Competitive Strengths

Experienced Management Team

Experienced Management Team

Easy to Use Products with Strong Value Propositions

Established Distribution

Exciting Content

End-to-End Solution